UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2020

KORN FERRY

(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 2600 Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 552-1834

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act;

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KFY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed by Korn Ferry, a Delaware corporation (the “Company”), on April 17, 2020, the non-employee members of the Board of Directors of the Company (the “Board”) agreed to a pro-rata reduction by 50% of the $85,000 retainer payable for the period from May 1, 2020 through August 31, 2020. As the Company continues to take steps to address the challenging economic environment created by COVID-19, on September 22, 2020, the non-employee members of the Board agreed to extend the 50% reduction of the $85,000 retainer through December 31, 2020.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 23, 2020, at the 2020 Annual Meeting of Stockholders, stockholders of the Company (i) elected the eight nominees named in the Proxy Statement to serve as directors until the Company’s 2021 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, subject to their earlier death, resignation or removal, (ii) approved a non-binding advisory resolution approving the Company’s executive compensation, and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2021 fiscal year. To the extent applicable, set forth below are the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each such matter.

(1)	Election of the eight nominees named in the Proxy Statement to serve on the Board until the 2021 Annual Meeting of Stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Doyle N. Beneby	47,898,708	510,927	115,279	2,834,460
Gary D. Burnison	48,055,474	374,493	94,947	2,834,460
Christina A. Gold	48,269,049	140,609	115,256	2,834,460
Jerry P. Leamon	47,761,431	647,573	115,910	2,834,460
Angel R. Martinez	48,241,354	167,749	115,811	2,834,460
Debra J. Perry	45,853,179	2,544,296	127,439	2,834,460
Lori J. Robinson	47,998,042	411,274	115,598	2,834,460
George T. Shaheen	47,537,937	871,526	115,451	2,834,460

(2)	Non-binding advisory resolution to approve the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
46,989,809	1,439,848	95,257	2,834,460

(3)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2021 fiscal year.

For	Against	Abstain	Broker Non-Votes
50,257,194	952,054	150,126	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN FERRY
(Registrant)
Date: September 28, 2020
/s/ Jonathan Kuai
(Signature)
	Name:	Jonathan Kuai
	Title:	General Counsel, Managing Director of Business Affairs, and Corporate Secretary